Supplement Dated May 1, 2021

to the

Prospectuses dated May 1, 2021 for

Schwab Genesis Advisory Variable Annuity and

Schwab Genesis Variable Annuity

Issued by

Protective Life Insurance Company

PLICO Variable Annuity Account S

And to the Prospectus dated May 1, 2021 for

Schwab Genesis NY Variable Annuity and

Schwab Genesis Advisory NY Variable Annuity

Issued by

Protective Life and Annuity Insurance Company

PLAIC Variable Annuity Account S

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Except as modified in this Supplement, all other terms of the Prospectus remain unchanged. Please read this Supplement carefully and keep it with your Prospectus for future reference.

In the section titled “Allocation by Investment Category”, the Great-West Bond Index Fund has been added to Category 1.

In the section titled “Allocation by Investment Category”, the Invesco V.I. Balanced-Risk Allocation Fund and the PIMCO VIT Global Diversified Allocation Portfolio is listed in Category 2 and has been removed from Category 4.

In the section titled “Allocation by Investment Category”, the Lord Abbett Series Growth Opportunities Portfolio is listed in Category 4 and has been removed from Category 3.

If you have any questions regarding this Prospectus Supplement, please contact us at (877) 723-8723. Please keep this Prospectus Supplement for future reference.